                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement        [ ]   Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                         DREYER'S GRAND ICE CREAM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

               (1) Title of each class of securities to which transaction applies:

                      -------------------------

               (2) Aggregate number of securities to which transaction applies:

                      -------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                      -------------------------

               (4)    Proposed maximum aggregate value of transaction:

                      -------------------------

               (5)    Total fee paid:

                      -------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

               (1)    Amount Previously Paid: __________________________

               (2)    Form, Schedule or Registration Statement No.: ____________

               (3)    Filing Party: ______________________

               (4)    Date Filed: ________________________

                                 DREYER'S LOGO

--------------------------------------------------------------------------------

                                Notice of Annual
                            Meeting of Stockholders
                              and Proxy Statement

--------------------------------------------------------------------------------

                            Meeting of May 10, 2000

                                 DREYER'S LOGO

TO THE STOCKHOLDERS OF DREYER'S GRAND ICE CREAM, INC.

     You are cordially invited to attend the Annual Meeting of Stockholders of Dreyer's Grand Ice Cream, Inc. (the "Company") that will be held at the Claremont Resort Hotel, Ashby and Domingo Avenues, Oakland, California on Wednesday, May 10, 2000 at 2:00 p.m. We hope you will be able to attend, participate and hear management's report to stockholders.

     On the following pages, you will find a Notice of Annual Meeting and Proxy Statement. We suggest that you read the Proxy Statement carefully.

     It is important that your shares be represented at the meeting, regardless of the size of your holding. Therefore, we urge you to SIGN, DATE and RETURN AS SOON AS POSSIBLE the enclosed proxy card in the postage-paid envelope furnished for that purpose. This should be done whether or not you now plan to attend the meeting and to vote in person. A summary of the proceedings of the meeting will be sent to all stockholders.

     The Directors and Officers of the Company look forward to meeting with you.

T. GARY ROGERS                                WILLIAM F. CRONK, III
Chairman of the Board and                     President
Chief Executive Officer

Oakland, California
April 7, 2000

                                 DREYER'S LOGO

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Notice of Annual Meeting of Stockholders....................    1
Proxy Statement.............................................    2
     Introduction...........................................    2
          Annual Report.....................................    2
          Solicitation by the Board of Directors; Revocation
         of Proxies.........................................    2
          Costs of Solicitation.............................    2
          Voting of Board of Directors' Proxies.............    2
          Shares Outstanding, Voting Rights and Record
         Date...............................................    2
     Board of Directors.....................................    3
          Nominees for Director.............................    3
          Continuing Directors..............................    3
          Committees of the Board...........................    4
          Attendance at Board and Committee Meetings........    5
          Remuneration of Directors.........................    5
     Security Ownership of Certain Beneficial Owners and
      Management............................................    6
          Security Ownership of Certain Beneficial Owners...    6
          Security Ownership of Management..................    8
          Section 16(a) Beneficial Ownership Reporting
         Compliance.........................................    9
     Executive Compensation.................................   10
          Summary of Cash and Certain Other Compensation....   10
          Stock Options.....................................   11
          Performance Graph.................................   13
          Employment Contracts, Employment Termination and
         Change of Control Arrangements.....................   13
          Compensation Committee Report on Executive
         Compensation.......................................   14
          Compensation Committee Interlocks and Insider
         Participation......................................   16
          Other Relationships...............................   17
     Matters Submitted to a Vote of Stockholders............   17
          Election of Directors.............................   17
          Ratification of Selection of Independent Public
         Accountants........................................   18
     Voting Information.....................................   18
          General Voting Information........................   18
          Votes Required for Approval.......................   19
     Proposals of Stockholders..............................   19
     Other Matters..........................................   19

                                 DREYER'S LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 10, 2000

     The Annual Meeting of Stockholders of DREYER'S GRAND ICE CREAM, INC. will be held on Wednesday, May 10, 2000 at 2:00 p.m. at the Claremont Resort Hotel, Ashby and Domingo Avenues, Oakland, California for the following purposes:

     1. Electing three directors to Class III of the Board of Directors;

     2. Approving the appointment of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year 2000 and thereafter until its successor is appointed; and

     3. Considering and acting upon such other business as may properly come before the meeting or at any adjournments or postponements thereof.

     A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each such stockholder, will be open for examination by any such stockholder, for any purpose germane to the meeting, at the Company's corporate office (5929 College Avenue, Oakland, California) during ordinary business hours for ten days before the date of the meeting. The list will also be available for inspection at the meeting.

     The close of business on March 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The stock transfer books will not be closed.

                                          EDMUND R. MANWELL
                                          Secretary

April 7, 2000

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders by the Board of Directors of Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 10, 2000, and at all adjournments or postponements thereof. The mailing address of the Company is 5929 College Avenue, Oakland, California 94618, and its telephone number is
(510) 652-8187. The approximate date on which this Proxy Statement and the enclosed form of proxy are to be sent to stockholders is on or about April 7, 2000.

ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 25, 1999 ("Annual Report to Stockholders") is furnished concurrently to all stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made except to the extent portions of the Annual Report to Stockholders are incorporated herein by reference.

SOLICITATION BY THE BOARD OF DIRECTORS; REVOCATION OF PROXIES

     The proxy in the form enclosed is solicited by the Board of Directors. A proxy may be revoked by the stockholder prior to exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the stockholders' meeting and elects to vote in person.

COSTS OF SOLICITATION

     The entire cost of soliciting these proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy materials to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. The Company has retained Skinner & Co. to assist in obtaining proxies from brokers and nominees at an estimated cost of $3,500 plus out-of-pocket expenses.

     Proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, facsimile or mail. These services will be provided without additional compensation.

VOTING OF BOARD OF DIRECTORS' PROXIES

     The shares represented by the Board of Directors' proxies will be voted FOR the election of the Board of Directors' nominees for Class III of the Board of Directors, FOR the approval of PricewaterhouseCoopers LLP as independent public accountants and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting, if no contrary instruction is indicated on a proxy.

SHARES OUTSTANDING, VOTING RIGHTS AND RECORD DATE

     There were 28,097,087 shares of Common Stock ($1.00 par value) of the Company, 1,007,522 shares of Series A Convertible Preferred Stock ($1.00 par value) of the Company, no shares of Series B Convertible Preferred Stock ($1.00 par value) of the Company, and no shares of Series A Participating Preference Stock ($1.00 par value) of the Company outstanding at the close of business on March 24, 2000. Each share of Common Stock is entitled to one vote at the meeting. Each share of Series A Convertible Preferred Stock is entitled to vote that number of votes equal to the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock is convertible on the record date for the meeting. On March 24, 2000, the outstanding shares of Series A Convertible Preferred Stock are convertible into an aggregate of 5,800,000 shares of Common Stock. There are no cumulative voting rights.

     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                               BOARD OF DIRECTORS

NOMINEES FOR DIRECTOR

     Under the Company's By-Laws and Certificate of Incorporation, the Board of Directors consists of nine directors and is divided into three classes, with each class having a term of three years. The directors of Class III will be elected at the 2000 Annual Meeting of Stockholders and will hold office until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees constitute Class III of the Board of Directors with each of their terms expiring as of the date of this Annual Meeting.

     The following brief statements contain biographical information about the nominees and the years they first became directors:

           NOMINEE
YEAR FIRST ELECTED AS DIRECTOR
             AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------------  ------------------------------------------------------------
        T. Gary Rogers          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DREYER'S
             1977               GRAND ICE CREAM, INC. Mr. Rogers has served as the Company's
           Age: 57              Chairman of the Board and Chief Executive Officer since its incorporation in February 1977. Mr. Rogers is also a
                                director of Levi Strauss & Company.

    William F. Cronk, III       PRESIDENT, DREYER'S GRAND ICE CREAM, INC. Mr. Cronk has
             1977               served on the Company's Board of Directors since its
           Age: 57              incorporation in 1977. Since April 1981, he has served as
                                the Company's President.

      M. Steven Langman         MANAGING DIRECTOR, RHONE GROUP LLC. Mr. Langman joined the
             1997               Company's Board of Directors in 1997. Prior to joining Rhone
           Age: 38              Group LLC, a private investment banking firm, in May 1996,
                                Mr. Langman was employed with Lazard Freres & Co. L.L.C. for nine years, most recently serving as a Managing Director.
                                Mr. Langman worked for Goldman, Sachs & Co. for two years
                                before joining Lazard Freres.

CONTINUING DIRECTORS

     Directors Jan L. Booth, John W. Larson and Jack O. Peiffer ("Class I") will hold office until the 2001 Annual Meeting of Stockholders. Directors Robert A. Helman, Edmund R. Manwell and Timothy P. Smucker ("Class II") will hold office until the 2002 Annual Meeting of Stockholders.

     The following brief statements contain biographical information about each continuing director and the year she or he first became a director:

YEAR FIRST ELECTED AS DIRECTOR
             AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------------  ------------------------------------------------------------
         Jan L. Booth           PRIVATE INVESTOR. Ms. Booth joined the Company's Board of
             1997               Directors in 1997. From 1988 to 1990, Ms. Booth was
           Age: 49              self-employed as a business consultant. Ms. Booth served as
                                Vice President -- Marketing of the Company from 1981 to
                                1987. Before joining the Company, Ms. Booth was employed by
                                Crown Zellerbach's consumer products division.

YEAR FIRST ELECTED AS DIRECTOR
             AGE                         PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------------  ------------------------------------------------------------
       Robert A. Helman         PARTNER, MAYER, BROWN & PLATT. Mr. Helman joined the
             1998               Company's Board of Directors in 1998. Mr. Helman became a
           Age: 66              partner at Mayer, Brown & Platt in 1967. Prior to 1967, Mr.
                                Helman was an associate and partner in the law firm of
                                Isham, Lincoln & Beale. Mr. Helman is also a director of
                                Northern Trust Corporation and the General Partner (TC
                                Pipelines GP, Inc. ) of TC Pipelines, LP, both publicly
                                traded companies. In addition, Mr. Helman serves as a
                                director of the following privately-owned organizations: The
                                Chicago Stock Exchange and The Brookings Institution.

        John W. Larson          PRIVATE INVESTOR. Mr. Larson joined the Company's Board of
             1993               Directors in 1993. From 1989 to early 1993, Mr. Larson
           Age: 62              served as Chief Operating Officer of The Chronicle
                                Publishing Company, a privately-held, diversified media
                                company. From 1984 to 1989, Mr. Larson was a General Partner of J.H. Whitney & Co., a venture capital and buyout firm.
                                Prior to joining J.H. Whitney, Mr. Larson was the Managing
                                Director of the San Francisco office of McKinsey & Company,
                                Inc. Mr. Larson is also a member of the Board of Control of
                                Crown Pacific Partners, LP, a forest products concern.

      Edmund R. Manwell         PARTNER, MANWELL & MILTON, COUNSEL TO THE COMPANY. Mr.
             1981               Manwell has served as Secretary of the Company since its
           Age: 57              incorporation in 1977 and as a director of the Company since
                                April 1981. Mr. Manwell is a partner in the law firm of
                                Manwell & Milton, counsel to the Company.

       Jack O. Peiffer          RETIRED SENIOR VICE PRESIDENT -- CORPORATE HUMAN RESOURCES,
             1993               GENERAL ELECTRIC COMPANY. Mr. Peiffer joined the Company's
           Age: 66              Board of Directors in 1993. Mr. Peiffer was employed by GE
                                Company for over 38 years and held a variety of financial
                                and general management positions prior to his appointment as
                                Senior Vice President -- Corporate Human Resources,
                                including Vice President and General Manager of GE Supply
                                Company.

      Timothy P. Smucker        CHAIRMAN, THE J.M. SMUCKER COMPANY. Mr. Smucker joined the
             1997               Company's Board of Directors in 1997. Mr. Smucker has been
           Age: 55              employed by The J.M. Smucker Company, a food products
                                manufacturer, for over 30 years, and has held a variety of positions prior to his appointment as Chairman. He has been a director of The J.M. Smucker Company since 1973. Mr.
                                Smucker is also a director of Huntington BancShares
                                Incorporated, a regional bank holding company.

COMMITTEES OF THE BOARD

     Committees of the Board of Directors are the following:

  Compensation Committee

     The Compensation Committee is composed of seven directors, none of whom are employees of the Company in any capacity. During fiscal 1999, the members of the Compensation Committee were Ms. Booth and Messrs. Helman, Langman, Larson, Manwell (Chairman), Peiffer and Smucker. The Committee makes recommendations to the Board of Directors with respect to the salaries and bonuses and other forms of remuneration to be paid to the Chief Executive Officer and the President and the terms and conditions of their employment. In addition, the Committee is the Administrator of the Company's Incentive Stock Option Plan (1982), the Company's
Section 423 Employee Stock Purchase Plan (1990), the Company's Employee Secured Stock Purchase Plan (1990), the Company's Stock Option Plan (1992) and the Company's Stock Option Plan (1993).

  Audit Committee

     The Audit Committee is composed of seven directors, none of whom are employees of the Company in any capacity. During fiscal 1999, the members of the Audit Committee were Ms. Booth and Messrs. Helman, Langman, Larson (Chairman), Manwell, Peiffer and Smucker. The Committee meets on the call of any member and, on at least one occasion each year, meets with the independent public accountants to discuss: (1) the scope of the audit engagement; (2) the results of each annual audit and the financial statements and notes included in the Company's Annual Report to Stockholders; and (3) other matters pertaining to the audit, including the Company's accounting policies and internal controls. The Committee is also responsible for recommending for appointment by the Board of Directors, subject to submission to the stockholders for their approval, independent public accountants to audit the Company's financial statements, as well as advising the Board of Directors with respect to the scope of the audit, the Company's accounting policies and internal controls.

     The purpose and function of the Audit Committee is to review and monitor the Company's financial reports and accounting practices and recommend to the Board of Directors the appointment of the independent public accountants, as well as to provide the means for direct communication among the Company's Board of Directors, its financial management and independent public accountants.

     The Committee is concerned with the accuracy and completeness of the Company's financial statements and matters that relate to them. However, the Committee's role does not include providing to stockholders, or others, special assurances regarding such matters. Moreover, the Committee's role does not involve the professional evaluation of the quality of the audit conducted by the independent public accountants. While it is believed that the Committee's activities are beneficial because they provide an ongoing oversight on behalf of the full Board of Directors, they do not alter the traditional roles and responsibilities of the Company's management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

     The Company has no nominating committee nor does any other committee perform the functions of such a committee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During fiscal 1999, there were five special meetings of the Board of Directors and all directors attended each meeting, except Mr. Helman who was absent from two meetings and Mr. Langman who was absent from one meeting. The Compensation Committee met four times and the Audit Committee met twice. All members of the committees attended each of the meetings of the respective committee, except for Messrs. Helman and Langman who were each absent from one meeting of the Compensation Committee and one meeting of the Audit Committee.

REMUNERATION OF DIRECTORS

     Directors' compensation consists of a meeting fee of $4,000 for each meeting of the Board of Directors actually attended and an annual fee of $4,000 for each member of each committee. Directors' compensation includes, in addition to the meeting fee and committee fee, an annual retainer fee of $6,000. The Company also reimburses the reasonable travel expenses of a director to attend board meetings. The Board of Directors generally meets four times each year. Each committee meets at least annually and more frequently if requested by any member. Employee directors receive no compensation as directors. Members of the Board of Directors who were not employees of the Company (each a "Non-Employee Director") received an option to purchase 10,000 shares of the Company's Common Stock on the date the Company's Stock Option Plan (1993) (the "1993 Plan") was approved by the Company's stockholders or received such an option upon appointment to the Board of Directors, if appointment occurred subsequent to such approval. Also, additional stock option grants to purchase 3,000 shares of the Company's Common Stock are awarded to each Non-Employee Director on each anniversary of the date the 1993 Plan was approved by the Company's stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 24, 2000 concerning the beneficial ownership of Common Stock of the Company by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of such class:

                                                   AMOUNT AND NATURE
                                                          OF              PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP*      CLASS*
     ------------------------------------        ---------------------    ----------
Nestle Holdings, Inc.(1).......................        6,112,016             21.8%
c/o Nestle USA, Inc.
  800 North Brand Boulevard
  Glendale, California 91203
Nestle S.A
  Avenue Nestle
  Vevey, Switzerland CH-1800
T. Gary Rogers(2)(3)...........................        3,850,373             13.4%
  5929 College Avenue
  Oakland, California 94618
General Electric Capital Corporation(4)(5).....        2,900,000              9.4%
  260 Long Ridge Road
  Stamford, Connecticut 06927
Trustees of General Electric Pension
  Trust(4)(6)..................................        2,900,000              9.4%
GE Investment Private Placement Partners I,
Limited Partnership
  P.O. Box 7900
  3003 Summer Street
  Stamford, Connecticut 06904
Cortopassi Family Trust(7).....................        2,763,534              9.8%
San Tomo Partners
Trecento Investors, Inc.
DACCO, Inc.
Stanislaus Partners
Capecchio Foundation
VICOR, LLC
Alpinello Investors, Inc.
Wright Tract Partners, LP
  11292 North Alpine Road
  Stockton, California 95212
William F. Cronk, III(2)(8)....................        2,186,162              7.6%
  5929 College Avenue
  Oakland, California 94618
Lord, Abbett & Co.(9)..........................        1,841,723              6.6%
  90 Hudson Street
  Jersey City, New Jersey 07302

---------------
 * The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into common stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(1) Nestle Holdings, Inc. ("NHI") has sole voting power and sole investment power with respect to all of these shares. Nestle S.A. ("Nestle") filed a joint statement on Schedule 13D with NHI and may be deemed to have sole voting power and sole investment power with respect to these shares because NHI is a wholly-owned subsidiary of Nestle.

(2) Includes options to purchase 203,960 shares of Common Stock under the Company's Stock Option Plan (1992) exercisable within 60 days, and options to purchase 482,280 shares of Common Stock under the Company's Stock Option Plan (1993) exercisable within 60 days.

(3) 2,942,072 and 200,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares. Also includes 22,061 shares held in Mr. Rogers' account in the Dreyer's Grand Ice Cream, Inc. Savings Plan (a 401(k) plan), based upon the most recent available plan statement. Mr. Rogers has sole investment power but no voting power with respect to such shares.

(4) Assumes full conversion of the Series A Convertible Preferred Stock of the Company held by the named entity or entities into the Company's Common Stock. These parties filed a Schedule 13D (reporting the beneficial ownership described above) jointly with General Electric Capital Services, Inc. (formerly known as General Electric Financial Services, Inc.) and General Electric Company each of which disclaimed beneficial ownership of all shares of the Company's Common Stock beneficially owned by General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership.

(5) The holder has sole voting power and sole investment power with respect to all of these shares.

(6) Trustees of General Electric Pension Trust ("GEPT") have sole voting power and sole investment power with respect to 1,172,990 of these shares. GE Investment Private Placement Partners I, Limited Partnership ("GEIPPP") has sole voting power and sole investment power with respect to 1,727,010 of these shares. GEPT and GEIPPP may constitute a group as such term is used in
    Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(7) Each entity has sole voting and sole investment power with respect to only those shares of Common Stock registered in the name of the entity, as follows: Cortopassi Family Trust, 1,843,534 shares; San Tomo Partners, 300,000 shares; Trecento Investors, Inc., 150,000 shares; DACCO, Inc., 150,000 shares; Stanislaus Partners, 100,000 shares; Capecchio Foundation, 100,000 shares; VICOR, LLC, 70,000 shares; Alpinello Investors, Inc., 30,000 shares; and Wright Tract Partners, LP, 20,000 shares. The listed entities filed a joint statement on Schedule 13D as members of a group.

(8) 1,499,922 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. Excludes 84,000 shares held in irrevocable trusts for the benefit of Mr. Cronk's sons. Neither Mr. Cronk nor his wife have voting or investment power with respect to these 84,000 shares, and Mr. Cronk and his wife disclaim beneficial ownership of all of the shares held in these irrevocable trusts.

(9) Based on information contained in the Schedule 13G dated January 24, 2000, filed with the Commission by Lord, Abbett & Co. pursuant to Rule 13d-1(b) under the Exchange Act. The holder has indicated in its Schedule 13G that it has sole voting power and sole investment power with respect to all of these shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of March 24, 2000 concerning the beneficial ownership of Common Stock of the Company by each director and nominee of the Company, the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the five officers shall be referred to herein as the "Named Executive Officers") and all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and sole investment power with respect to the shares shown:

                                                         AMOUNT OF
                                                         BENEFICIAL    PERCENT OF
                         NAME                            OWNERSHIP*      CLASS*
                         ----                            ----------    ----------
T. Gary Rogers(1)(2)...................................  3,850,373        13.4%
William F. Cronk, III(1)(3)............................  2,186,162         7.6%
Thomas M. Delaplane(4).................................    289,401         1.0%
William R. Oldenburg(5)................................    262,556          **
J. Tyler Johnston(6)...................................    127,478          **
Edmund R. Manwell(7)...................................     73,000          **
John W. Larson(7)(8)...................................     56,500          **
Jan L. Booth(9)(10)....................................     27,200          **
Jack O. Peiffer(7).....................................     27,000          **
Timothy P. Smucker(10).................................     21,000          **
M. Steven Langman(10)..................................     19,000          **
Robert A. Helman(11)...................................     16,000          **
Directors and Executive Officers as a Group (13
  persons)(12).........................................  6,978,927        23.1%

---------------
   * The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

  ** Less than one percent.

 (1) Includes options to purchase 203,960 shares of Common Stock under the Company's Stock Option Plan (1992) (the "1992 Plan") exercisable within 60 days, and options to purchase 482,280 shares of Common Stock under the Company's Stock Option Plan (1993) (the "1993 Plan") exercisable within 60 days.

 (2) 2,942,072 and 200,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares. Also includes 22,061 shares held in Mr. Rogers' account in the Dreyer's Grand Ice Cream, Inc. Savings Plan, a 401(k) plan (the "Savings Plan"), based upon the most recent available plan statement. Mr. Rogers has sole investment power but no voting power with respect to such shares.

 (3) 1,499,922 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. Excludes 84,000 shares held in irrevocable trusts for the benefit of Mr. Cronk's sons. Neither Mr. Cronk nor his wife have voting or investment power with respect to these 84,000 shares, and Mr. Cronk and his wife disclaim beneficial ownership of all of the shares held in these irrevocable trusts.

 (4) Includes options to purchase 30,400 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 184,480 shares of Common Stock under the 1993 Plan exercisable within 60 days. Also includes 33,497 shares held in Mr. Delaplane's account in the Savings Plan, based upon the most recent available plan statement. Mr. Delaplane has sole investment power but no voting power with respect to such shares.

 (5) Includes options to purchase 30,400 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 186,080 shares of Common Stock under the 1993 Plan exercisable within 60 days.

 (6) Includes options to purchase 2,600 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 116,568 shares of Common Stock under the 1993 Plan exercisable within 60 days.

 (7) Includes options to purchase 25,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

 (8) 31,500 of these shares are held directly by trusts for the benefit of Mr. Larson's adult children for which Mr. Larson serves as trustee.

 (9) 4,000 of these shares are held directly by the Herrero/Booth Revocable Trust for which Ms. Booth and her husband serve as co-trustees. Ms. Booth and her husband share the voting and investment power with respect to such shares. Also includes 4,200 shares held by the Herrero Bros. Inc. Employee Profit Sharing and Retirement Plan & Trust, for which Ms. Booth's husband serves as a co-trustee and is a plan participant. Ms. Booth and her husband disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.

(10) Includes options to purchase 19,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(11) Includes options to purchase 16,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(12) Includes options to purchase 471,320 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 1,622,945 shares of Common Stock under the 1993 Plan exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 (required by Section 16(a) in the event of failure to comply with certain filing requirements) were required for those persons, the Company believes that during fiscal 1999 its officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ended December 25, 1999, December 26, 1998 and December 27, 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Named Executive Officers in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                ANNUAL COMPENSATION                COMPENSATION
                                    --------------------------------------------      AWARDS
                                                                       OTHER       ------------
                                                                       ANNUAL       SECURITIES          ALL
                                                                      COMPEN-       UNDERLYING         OTHER
                                    FISCAL   SALARY(1)   BONUS(2)   SATION(3)(4)     OPTIONS      COMPENSATION(5)
   NAME AND PRINCIPAL POSITION       YEAR       ($)        ($)          ($)            (#)              ($)
   ---------------------------      ------   ---------   --------   ------------   ------------   ---------------
T. Gary Rogers....................   1999     689,975    517,485       54,841        167,300          16,097
  Chairman of the Board and          1998     682,309        -0-       64,926         85,300          12,374
  Chief Executive Officer            1997     666,171    162,500       52,231        120,000          16,021
William F. Cronk, III.............   1999     689,975    517,485                     167,300          16,000
  President                          1998     682,309        -0-       52,157         85,300          12,000
                                     1997     666,171    162,500       57,449        120,000          15,000
William R. Oldenburg..............   1999     378,082    285,000                      55,800          16,000
  Vice President -- Operations       1998     366,164        -0-                      29,000          12,000
                                     1997     344,787     87,500                      40,000          15,000
Thomas M. Delaplane...............   1999     375,205    285,000                      55,800          16,000
  Vice President -- Sales            1998     351,164        -0-                      29,000          12,000
                                     1997     328,632     83,750                      40,000          15,000
J. Tyler Johnston.................   1999     347,123    262,500                      55,800          16,000
  Vice President -- Marketing        1998     330,205        -0-                      29,000          12,000
                                     1997     304,787     77,500                      40,000          15,000

---------------
(1) Includes amounts contributed by the officers to the salary deferral portion of Dreyer's Grand Ice Cream, Inc. Savings Plan, a 401(k) plan, (the "Savings Plan").

(2) Includes amounts paid under the Company's Incentive Bonus Plan.

(3) No disclosure for fiscal years 1999, 1998 and 1997 is made for Messrs. Oldenburg, Delaplane and Johnston under Other Annual Compensation, and no disclosure is made for Mr. Cronk for fiscal year 1999 under Other Annual Compensation, as the aggregate incremental compensation otherwise reportable in this column for each of these individuals is less than the smaller of $50,000 or ten percent of the respective officer's combined salary and bonus for such fiscal years.

(4) The amount reported for Mr. Rogers for 1999, 1998 and 1997 includes $26,000 paid each year to PricewaterhouseCoopers LLP for tax and accounting services rendered on behalf of Mr. Rogers and $23,670, $28,291 and $23,082 respectively in 1999, 1998 and 1997 for Mr. Rogers' use of a Company automobile. The amount reported for Mr. Cronk for both 1998 and 1997 includes $26,000 paid each year to PricewaterhouseCoopers LLP for tax and accounting services rendered on behalf of Mr. Cronk and $26,157 and $27,298 respectively in 1998 and 1997 for Mr. Cronk's use of a Company automobile.

(5) For each Named Executive Officer, the amounts reported include contributions by the Company of $8,000 in both 1999 and 1998 and $11,200 in 1997 to the Dreyer's Grand Ice Cream, Inc. Money Purchase Pension Plan. For each Named Executive Officer the amounts reported include contributions by the Company of $8,000 in 1999, $4,000 in 1998 and $3,800 in 1997 to the Savings Plan.
    Additionally, the Company paid split-dollar life insurance premiums of $97 in 1999, $374 in 1998 and $1,021 in 1997 for the benefit of Mr. Rogers.

STOCK OPTIONS

     The following table provides information concerning the grant of stock options made during fiscal 1999 to the Named Executive Officers:

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
                                -------------------------------------------------------------------------
                                NUMBER OF      PERCENT OF
                                SECURITIES    TOTAL OPTIONS
                                UNDERLYING     GRANTED TO       EXERCISE OR                   GRANT DATE
                                 OPTIONS      EMPLOYEES IN      BASE PRICE      EXPIRATION      PRESENT
             NAME               GRANTED(1)     FISCAL YEAR     ($/PER SHARE)       DATE       VALUE($)(2)
             ----               ----------    -------------    -------------    ----------    -----------
T. Gary Rogers................   167,300          14.7%           $12.38         2/23/09       $883,344
William F. Cronk, III.........   167,300          14.7             12.38         2/23/09        883,344
William R. Oldenburg..........    55,800           4.9             12.38         2/23/09        294,624
Thomas M. Delaplane...........    55,800           4.9             12.38         2/23/09        294,624
J. Tyler Johnston.............    55,800           4.9             12.38         2/23/09        294,624

---------------
(1) Options were granted pursuant to the Company's Stock Option Plan (1993) (the "1993 Plan") and begin vesting two years from the date of grant as follows:
    The options may be exercised only as to 40 percent of the optioned shares after two years from the date of grant and as to an additional 20 percent after each of the succeeding three years. The options granted under the 1993 Plan expire ten years from the date of grant, terminate within various periods ranging from three to 24 months after the employee's termination of employment, death or disability, and are non-transferable except by will or the laws of descent and distribution. The exercise price of options granted under the 1993 Plan equaled the fair market value of the shares of the Company's Common Stock on the date of grant. In the event of a Change of Control of the Company, all then outstanding options issued under the 1993 Plan shall vest and become immediately exercisable. The term "Change of Control" as defined in the 1993 Plan is more completely described under the caption "Employment Contracts, Employment Termination and Change of Control Arrangements" on pages 13 - 14 herein.

(2) Grant date present value was calculated using the Black-Scholes option pricing model. For the options granted, the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of 0.97 percent, risk-free rate of return of 5.21 percent, six year expected term and an expected volatility of 39.43 percent. The annual dividend yield equals the quotient of the current annual dividend of $0.12 per share divided by the per share stock price on the date of grant. The expected volatility used was based on the monthly closing price of the Company's Common Stock over a three-year period. The risk-free rate is the yield on a U.S. Treasury Zero Coupon Strip Bond with a maturity equal to the expected term of the grant. The approach used in developing the assumptions upon which the Black-Scholes calculations were based is consistent with the requirements of Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation." The value calculated by use of this model should not be viewed in any way as a forecast of the future performance of the Company's Common Stock.

     The following table provides information on option exercises in fiscal 1999 by the Named Executive Officers and the value of such officers' unexercised in-the-money options as of December 25, 1999:

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                NUMBER                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               OF SHARES                     OPTIONS AT FY-END(#)              AT FY-END($)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
T. Gary Rogers..............         0             0        578,640        397,320       1,395,858       789,194
William F. Cronk, III.......         0             0        578,640        397,320       1,395,858       789,194
William R. Oldenburg........     1,000             0        180,480        132,720         468,680       263,470
Thomas M. Delaplane.........       600             0        178,880        132,720         465,843       263,470
J. Tyler Johnston...........     4,000        12,113         89,848        130,462         105,968       241,551

PERFORMANCE GRAPH

     The following graph shows the Company's cumulative total return to stockholders compared to the Standard & Poor's 500 Index ("S&P 500 Index") and the Standard & Poor's Foods-500 Index ("S&P Foods - 500 Index") over the five-year period from January 1, 1995 through December 25, 1999:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
            AMONG DREYER'S GRAND ICE CREAM, INC., THE S&P 500 INDEX
                         AND THE S&P FOODS - 500 INDEX

                                          DREYER'S GRAND ICE CREAM,INC.          S&P 500 INDEX          S&P FOODS-500 INDEX
                                          -----------------------------          -------------          -------------------
1/1/95                                               100.00                          100.00                    100.00
12/31/95                                             135.40                          137.62                    127.79
12/29/96                                             120.05                          172.90                    154.43
12/28/97                                             200.39                          217.84                    211.93
12/27/98                                             115.94                          289.63                    239.55
12/25/99                                             135.72                          348.86                    184.49

---------------
* Assumes $100 investment on January 1, 1995, in each of Dreyer's Grand Ice Cream, Inc., the S&P 500 Index and the S&P Foods -- 500 Index, and the reinvestment of dividends.

EMPLOYMENT CONTRACTS, EMPLOYMENT TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     Currently, all options that have been and may in the future be issued under the Company's Incentive Stock Option Plan (1982) (the "ISO Plan"), the Company's Stock Option Plan (1992) (the "1992 Plan") and the Company's Stock Option Plan
(1993) (the "1993 Plan") (collectively, the "Plans") immediately vest and become subject to exercise upon a Change of Control of the Company. A Change of Control is defined under the Plans to include (i) the acquisition by any person of beneficial ownership of 40 percent or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (which 40 percent shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period commencing, with respect to the ISO Plan and the 1992 Plan, on or after March 7, 1994, or, with respect to the 1993 Plan, on or after September 9, 1993, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Further, the acquisition by any person (or any group of which such a person is a member) who is (with respect to the ISO Plan and the 1992 Plan, as of March 7, 1994, or, with respect to the 1993 Plan, as of September 9, 1993) a member of the Board of Directors, of beneficial ownership of 40 percent or more of the combined voting power of the Company's outstanding securities immediately after such acquisition (the calculation of such 40 percent being made as described above), shall not be deemed a Change of Control for purposes of the Plans.

     The 1993 Plan also includes provisions whereby the options granted an optionee thereunder immediately vest and become exercisable upon the death or retirement of the optionee. Additionally, under the 1993 Plan, the Administrator may, in its discretion, accelerate the vesting of an optionee's options. Except for these provisions of the Company's stock option plans, the Company has no employment contracts or any employment termination or Change of Control arrangements.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Pursuant to regulations adopted by the SEC in October 1992, the Compensation Committee is required to disclose its bases for compensation of the Named Executive Officers and to discuss the relationship between the Company's performance during the last fiscal year and such compensation. The Compensation Committee notes that except in its capacity as Plan Administrator of the Company's Incentive Stock Option Plan (1982) (the "ISO Plan"), the Company's Stock Option Plan (1992) (the "1992 Plan") and the Company's Stock Option Plan
(1993) (the "1993 Plan"), the Committee does not establish compensation for the Named Executive Officers (or any other executive officer of the Company) except the Chief Executive Officer and the President. Except for stock option grants, the compensation of the Company's executive officers (including the Named Executive Officers other than the Chief Executive Officer and the President) is determined by the Chief Executive Officer and the President in their sole discretion.

     The Chief Executive Officer's and the President's aggregate compensation is comprised of three principal components: base salary, bonus and stock options. While the Committee does not review any particular quantitative issues in establishing the Chief Executive Officer's and the President's base salaries specifically and total compensation generally, the Committee does consider two principal factors which are evenly weighted in its deliberations: (1) performance of the Company measured by the long-term growth of the Company's income and (2) the roles of the Chief Executive Officer and the President in achieving the Company's performance. Although the Committee did not review any compensation surveys relating specifically to chief executive officer and president salaries in determining the fiscal 1999 compensation of the Chief Executive Officer and President, it has reviewed an executive compensation survey prepared by Watson Wyatt Worldwide in determining their compensation for fiscal 2000. The Committee believes that each of the Chief Executive Officer's and the President's base salaries for fiscal 1999 appropriately reflects the satisfactory long-term performance of the Company and each of their roles in the Company's performance and is competitive with the salaries of their counterparts at other companies of similar size and history (although such other companies are not necessarily companies which are represented in the indices described under the caption "Performance Graph" on page 13 herein).

     For fiscal 1999, the Committee determined that bonus compensation of the Chief Executive Officer and the President should be based upon the Company's profit plan earnings per share (the "Profit Plan"). Pursuant to the Committee's determination, the Profit Plan was achieved. Therefore, a bonus equal to 50 percent of each of these officers' base salaries was awarded. In addition, since the Profit Plan had been exceeded by more than 25 percent, an additional bonus of 25 percent of each of these officers' base salaries was awarded. Under this policy, a bonus of $517,485 was awarded to each of the Chief Executive Officer and the President for fiscal 1999. The Committee believes that this policy for awarding bonuses appropriately ties the bonuses of the Chief Executive Officer and the President to the performance of the Company.

     In awarding options under the ISO Plan, the 1992 Plan and the 1993 Plan, the Committee has adopted a policy pursuant to which (1) Messrs. Rogers and Cronk will receive options to purchase shares of the Company's Common Stock with a current market value equal to three times annual base salary, (2) all other Named Executive Officers (and the other vice president of the Company) will receive options to purchase the Company's Common Stock with a current market value equal to two times the average annual base salary of vice presidents of the Company, (3) approximately 20 executive staff members will receive options to purchase shares of the Company's Common Stock with a current market value equal to the average annual base salary of executive staff members, and (4) approximately 50 management staff members will receive options to purchase shares of the Company's Common Stock with a current market value equal to one half the average annual base salary of management staff members. In addition, the Committee from time to time at its discretion, grants to other employees options to purchase 1,000 shares of the Company's Common Stock. The size of the option grants included in the Committee's policy are competitive with a broad general industry sampling according to a 1993 survey of competitive practice in 275 diversified companies received from the Company's compensation consultants (which survey included some companies which are represented in the indices described under the caption "Performance Graph" on page 13 herein). The stock option grants awarded by the Committee in fiscal 1999 were consistent with the Committee's stated policies.

     The Committee has also adopted a policy whereby key executive employees of the Company and its subsidiaries may, at the Committee's discretion, be offered the opportunity to receive options in lieu of current cash compensation, including bonuses, for options to purchase shares of the Company's Common Stock (the "Income Swap Plan"). Options granted in exchange for cash compensation are non-qualified options and may be granted under either the 1992 Plan or the 1993 Plan. The exchange ratio used to determine the proper number of shares to be subject to such options is based on the Black-Scholes valuation method. The exercise price of options granted under the Income Swap Plan is set at the current fair market value of the Company's Common Stock as of the date of grant. The vesting of options granted by the Committee under the Income Swap Plan depends on whether the options are granted under the 1992 Plan or the 1993 Plan. Options granted under the 1992 Plan vest as follows: The options granted begin vesting two years from the date of grant and may be exercised only as to 40 percent of the optioned shares after two years from the date of grant and as to an additional 20 percent after each of the succeeding three years. Options granted under the 1993 Plan in connection with the Income Swap Plan vest six months from the date of grant. Options granted under the Income Swap Plan are exercisable for cash or by exchanging previously-acquired shares of Common Stock of the Company. Further, any tax withholding requirement can be satisfied through surrender of Common Stock of the Company previously acquired by the employee. Options granted under the 1993 Plan in connection with the Income Swap Plan may have a "reload" feature which would result in the option holder receiving, upon the exercise of such option, a "reload" grant equal to the number of shares of Common Stock utilized to pay the exercise price and/or tax withholdings. If granted, the "reload" options will have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of the "reload" option and an exercise term equal to the remaining term of the option exercised.

     Beginning in 1994, Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of one million dollars paid to the Company's chief executive officer and to any of its four other highest paid executive officers. However, certain performance based compensation is specifically exempt from the limitation on deductibility. Stock options granted under the Company's stock option plans are an example of exempt performance-based compensation. To date, no employee of the Company has been paid compensation in excess of one million dollars (as defined in Section 162(m)) that would be subject to the Section 162(m) limitation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee's overall compensation philosophy. The Committee's general intention is to establish executive officer compensation programs which will maximize the deductibility of compensation paid by the Company, if the Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

     The Committee notes that, generally, options granted to executive officers will only realize value to the extent the fair market value of the Company's stock increases after the date of grant. The Committee believes that this furthers the Committee's goal of aligning management's interests with those of the Company's stockholders.

                                          THE COMPENSATION COMMITTEE
                                          FOR FISCAL YEAR 1999

                                          Edmund R. Manwell, Chairman
                                          Jan L. Booth
                                          Robert A. Helman
                                          M. Steven Langman
                                          John W. Larson
                                          Jack O. Peiffer
                                          Timothy P. Smucker

     The foregoing Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In June 1993, the Company issued in a private placement to General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership (each individually, a "Holder"), pursuant to a Securities Purchase Agreement (the "GE Agreement"), an aggregate of $100,752,000 of 6.25 percent convertible subordinated debentures of the Company due June 30, 2001. In August 1995, the Company caused the conversion of the debentures into Series B Convertible Preferred Stock ($1.00 par value) of the Company. The Series B Convertible Preferred Stock was converted on October 3, 1997 into a total of 1,007,522 shares of Series A Convertible Preferred Stock, redeemable on June 30, 2001. The shares of Series A Convertible Preferred Stock are convertible at an initial conversion price of $17.37 per share into a total of 5,800,000 shares of Common Stock of the Company, subject to adjustment.

     Jack O. Peiffer was named to the Board of Directors of the Company pursuant to a provision of the GE Agreement that allows a designated Holder to select one nominee to the Board of Directors. Mr. Peiffer served as Senior Vice
President -- Corporate Human Resources of General Electric Company ("GEC") until his retirement in January 1994. GEC is an affiliate of the Holders.

     On June 14, 1994 the Company completed a transaction with Nestle Holdings, Inc. ("NHI") pursuant to a Stock and Warrant Purchase Agreement dated as of May 6, 1994, and amended June 14, 1994 (the "Nestle Agreement") whereby NHI purchased from the Company, for an aggregate price of $106,000,000, six million shares of Common Stock of the Company and warrants for the purchase of four million shares of Common Stock of the Company. Warrants for two million shares expired unexercised on June 14, 1997 and warrants for the remaining two million shares expired unexercised on June 14, 1999. NHI agreed that neither it nor its affiliates will acquire in the aggregate 35 percent or more of the outstanding Common Stock of the Company (including for purposes of this calculation outstanding stock options and other securities convertible into, or entitling the holder thereof to acquire Common Stock, hereafter "Voting Stock") without the prior consent of the Company's Board of Directors, subject to certain limited exceptions, for a period of ten years. The Nestle Agreement also provides that the Company will recommend and use the same efforts as are used to cause the elections of all other nominees to the Board of Directors of the Company to cause the election to the Board of two nominees selected by NHI. Thereafter, throughout the term of the Nestle Agreement, NHI may nominate that number of nominees proportionate to the amount of Voting Stock owned by NHI and its affiliates. NHI and its affiliates have certain rights to purchase additional shares of Common Stock in open market transactions in the event their aggregate equity ownership in the Company is diluted to certain levels.

     M. Steven Langman and Robert A. Helman were named to the Board of Directors of the Company pursuant to the terms of the Nestle Agreement. Mr. Langman was appointed by NHI in March 1997 to replace Anthony J. Martino, who resigned as a director of the Company effective December 31, 1996. From time to time, Mr. Langman in his position as Managing Director of Rhone Group LLC, provides financial advisory and investment banking services to NHI and its affiliates. Mr. Helman was appointed by NHI in March 1998 to replace Timm Crull, who resigned as a director of the Company effective December 31, 1997.

     During fiscal 1999, Edmund R. Manwell was the Secretary of the Company and a partner in the law firm of Manwell & Milton, counsel to the Company. The Company paid Manwell & Milton $699,850 in fees during fiscal 1999 for services rendered as counsel to the Company. Mr. Manwell is not separately compensated for his services as Secretary of the Company although some of the fees received by Manwell & Milton may be for services that, in other corporations, are performed by the corporate secretary.

OTHER RELATIONSHIPS

     On June 14, 1994, the Company entered into an agreement with Nestle Ice Cream Company ("NICC"), an affiliate of Nestle Holdings, Inc., to distribute in certain markets frozen novelty and ice cream products manufactured by or for NICC (the "NICC Products"). The Company purchases the NICC Products in the ordinary course of business and at prices consistent with those offered to other distributors.

     Timothy P. Smucker was appointed as a director of the Company on March 4, 1997. Mr. Smucker is Chairman of The J.M. Smucker Company ("JMS"), a supplier for the Company of certain raw materials used in production of the Company's products. The Company purchases raw materials from JMS in the ordinary course of business and at prices consistent with those offered by other suppliers. The Company also has an agreement with JMS to produce one of the Company's products in accordance with specifications and quality control provided by the Company. The Company compensates JMS for such manufacturing services at prices consistent with those offered by other manufacturers who provide such services.

     During fiscal 1998, the Company loaned to Thomas M. Delaplane, Vice President -- Sales of the Company, an aggregate principal amount of $281,000 pursuant to two separate Secured Promissory Notes ("Notes"). The Notes bear interest at the annual rate of 6.50 percent and are payable in full on the earliest to occur of (i) the date of the sale or other disposition of Mr. Delaplane's primary residence, (ii) the date of Mr. Delaplane's termination of employment with the Company for any reason or (iii) two years from the date of the Notes. Mr. Delaplane's obligations under the Notes are secured by 30,000 shares of the Company's Common Stock held in the name of the Delaplane Family Trust. As of December 25, 1999, the outstanding principal amount of the Notes was $281,000 and accrued and unpaid interest on the Notes was $19,917.

     Any other business relationships existing between any of the nominees or continuing directors and the Company, or between the Company and any of the beneficial owners identified under the caption "Security Ownership of Certain Beneficial Owners" on page 6 herein are described under the caption "Compensation Committee Interlocks and Insider Participation" on pages 16 - 17 herein.

                  MATTERS SUBMITTED TO A VOTE OF STOCKHOLDERS

ELECTION OF DIRECTORS

     The directors of Class III will be elected at the 2000 Annual Meeting of Stockholders and will hold office until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees for directors of Class III, T. Gary Rogers, William F. Cronk, III and M. Steven Langman, constitute Class III of the Board of Directors with each of their terms expiring as of the date of this Annual Meeting. Information regarding the Board of Directors of the Company, including the business experience of the nominees for directors of Class III, is set out under the caption "Board of Directors" on page 3 herein. No family relationship exists between any nominee and any of the other directors. Any business relationship existing between any of the nominees or continuing directors and the Company are described under the captions "Compensation Committee Interlocks and Insider Participation" and "Other Relationships" on pages 16-17 herein.

     Unless otherwise directed, the persons named in the enclosed form of proxy will vote such proxy for the election of T. Gary Rogers, William F. Cronk, III, and M. Steven Langman, each of whom has consented to be named as a director of the Company and to serve if elected. In case any of Messrs. Rogers, Cronk or Langman becomes unavailable for election or declines to serve for any unforeseen reason, an event management does not anticipate, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP has been appointed to be the Company's independent public accountants for the fiscal year ending December 30, 2000, and were the independent public accountants for the Company during the fiscal year ended December 25, 1999.

     The appointment of independent public accountants is made annually by the Board of Directors and is subsequently submitted by them to the stockholders for approval. The decision of the Board of Directors is, in turn, based upon the recommendation of the Audit Committee of the Board of Directors. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. In addition, the Audit Committee reviews the types of professional services provided by PricewaterhouseCoopers LLP to determine whether the rendering of such services would impair the independence of PricewaterhouseCoopers LLP. Should stockholder approval not be obtained, the Board of Directors will consider it a directive to select and retain other independent public accountants.

     A representative or representatives of PricewaterhouseCoopers LLP will be present at the stockholders' meeting and will be afforded an opportunity to make a statement if they so desire and will be available to respond to questions raised orally at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2000 FISCAL YEAR AND THEREAFTER UNTIL A SUCCESSOR IS APPOINTED.

                               VOTING INFORMATION

GENERAL VOTING INFORMATION

     A stockholder may, with respect to the election of directors (i) vote for the election of all the director nominees named herein, or (ii) withhold authority to vote for the director nominees or (iii) vote for the election of any of such director nominee(s) and against any of the other director nominee(s) by so indicating on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting
(i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If there are no instructions from the stockholder on an executed proxy, the proxy will be voted as recommended by the Board of Directors.

     Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders. While not counted as votes for or against a proposal, abstentions have the same effect as votes against a proposal. Broker non-votes will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Approval of each matter specified in the Annual Meeting notice requires the affirmative vote of either a majority or a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

VOTES REQUIRED FOR APPROVAL

     Election of Directors: Plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

     Approval of PricewaterhouseCoopers LLP as independent public accountants:
Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

                           PROPOSALS OF STOCKHOLDERS

     The 2001 Annual Meeting of Stockholders will be held on or about May 9, 2001. The deadline for submission of proposals by stockholders pursuant to Rule 14a-8 issued under the Securities Exchange Act of 1934 (the "Act"), which are intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2001 Annual Meeting of Stockholders of the Company, is December 8, 2000. The deadline for providing timely notice to the Company of matters that stockholders desire to introduce at the next Annual Meeting of Stockholders of the Company (which are not otherwise submitted for inclusion in the proxy statement in accordance with the preceding sentence) is February 21, 2001. Board of Directors' proxies will be authorized to exercise discretionary authority with respect to any such stockholder proposal not included in the Company's proxy materials for the 2001 Annual Meeting of Stockholders unless the Company receives notice of such proposal prior to February 21, 2001 and the conditions set forth in Rule 14a-4(c)(2)(i) - (iii) under the Act are met. In order to curtail any controversy as to the date on which a proposal was received by the Company, it is suggested that proposals be submitted by Certified Mail, Return Receipt Requested, addressed to the Secretary of Dreyer's Grand Ice Cream, Inc., 5929 College Avenue, Oakland CA 94618.

                                 OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, it is intended that the proxy holders will vote on them in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          EDMUND R. MANWELL
                                          Secretary

Oakland, California
April 7, 2000

          COPIES OF DREYER'S GRAND ICE CREAM, INC.'S FORM 10-K REPORT,
                  A CORPORATE OPERATIONAL AND FINANCIAL REPORT
                            FILED ANNUALLY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION,
               ARE AVAILABLE WITHOUT CHARGE BUT WITHOUT EXHIBITS
       FOR THOSE STOCKHOLDERS WHO WISH TO HAVE MORE DETAILED INFORMATION
                               ABOUT THE COMPANY.

             If you would like a copy, or have any other inquiries about the Company or your stockholder account, please write to:

                               WILLIAM C. COLLETT
                                   TREASURER
                         DREYER'S GRAND ICE CREAM, INC.
                              5929 COLLEGE AVENUE
                           OAKLAND, CALIFORNIA 94618

(LOGO)printed on recycled paper

PROXY


                         DREYER'S GRAND ICE CREAM, INC.


             PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints R. Gary Rogers, William F. Cronk, III and Edmund R. Manwell, or any of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of Common Stock, $1.00 par value, of DREYER'S GRAND ICE CREAM, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of DREYER'S GRAND ICE CREAM, INC., to be held at the Claremont Resort Hotel, Ashby and Domingo Avenues, Oakland, California 94623 at 2:00 p.m. on Wednesday, May 10, 2000, and at any postponements or adjournments thereof, upon the following matters:


                (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE.)




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                                 DREYER'S LOGO

                                                           FOR ALL        WITHHOLD
                                               FOR ALL    nominees        AUTHORITY
                                              nominees    except as      to vote for
                                               listed    crossed out   nominees listed
                                                below       below           below
1. The election of three Class III directors.    [ ]         [ ]             [ ]           3. With discretionary authority on such
   Instruction: To withhold authority for                                                      matters as may properly come before
   any individual nominee, cross out the                                                       the meeting.
   nominee's name in the list below:
                                                                                           THE SHARES COVERED BY THIS PROXY WILL BE
T. Gary Rogers          William F. Cronk, III           M. Steven Langman                  VOTED IN ACCORDANCE WITH THE CHOICES
                                                                                           MADE. WHEN NO CHOICE IS MADE, THIS PROXY
                                                 FOR       AGAINST        ABSTAIN          WILL BE VOTED FOR THE LISTED NOMINEES
2. The approval of PricewaterhouseCoopers LLP    [ ]         [ ]             [ ]           FOR DIRECTOR AND FOR PROPOSAL 2.
   as the Company's independent public
   accountants for fiscal year 2000.                                                       The 2000 Annual Meeting of Stockholders
                                                                                           may be held as scheduled only if a
                                                                                           majority of the shares outstanding are
                                                                                           represented at the meeting by attendance
                                                                                           or proxy. Accordingly, please complete
                                                                                           this proxy and return it promptly in the
                                                                                           enclosed envelope.

Signature(s) ____________________________________________________________________________ Dated ___________________, 2000.
Please date and sign exactly as your name(s) appears on your shares. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.
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